SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2003

EURONET WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	000-22167 (Commission File Number)	04-2806888 (IRS Employer Identification No.)

4601 College Boulevard Leawood, Kansas (Address of Principal Executive Offices)	66211 (ZIP Code)

(913) 327-4200

(Registrant’s Telephone Number, Including Area Code):

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

Stockholder Rights Agreement

On March 20, 2003, the Board of Directors (the “Board”) of Euronet Worldwide, Inc. (“Euronet”) approved a Rights Agreement (as amended from time to time, the “Rights Agreement”) between Euronet and EquiServe Trust Company, N.A. (the “Rights Agent”), as Rights Agent. In connection with its approval of the Rights Agreement, the Board also declared a dividend of one “Right” for each outstanding share of Euronet’s Common Stock, par value $.02 per share (the “Common Stock”), payable on April 4, 2003 to stockholders of record at the close of business on March 27, 2003.

Each Right generally entitles the holder thereof to purchase one one-thousandth (1/1,000) of a share (a “Unit”) of Euronet’s newly created Series A Junior Preferred Stock at a price of $57.00 per Unit upon certain events. Generally, in the event a person or entity acquires, or initiates a tender offer to acquire, at least 15% of Euronet’s then outstanding Common Stock, the Rights will become exercisable for Common Stock having a value equal to two times the exercise price of the Right, or effectively at one-half of Euronet’s then-current stock price. The Rights are redeemable under certain circumstances at $0.01 per Right and will expire, unless earlier redeemed, on April 3, 2013.

The Rights will not prevent a takeover of Euronet. However, the Rights are intended to deter hostile, coercive or unsolicited attempts to gain control of Euronet, thereby encouraging any potential bidder to communicate and negotiate directly with the Board.

The Rights Agreement (which includes as Exhibit B the form of Rights Certificate) is attached to this Form 8-K as an exhibit and is incorporated herein by reference. The foregoing summary description of the Rights Agreement and the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and its exhibits.

Bylaw Amendments

The amendments to Euronet’s bylaws will require advance notice of nominations for the election of directors and other stockholder proposals to be submitted at an annual meeting of stockholders. Such notice will be required at least 90 days prior to the first anniversary of the date of Euronet’s prior year’s proxy statement. In addition, the amendments to Euronet’s bylaws will require that special meetings of stockholders may only be called by Euronet’s President or Secretary upon the request of a majority of Euronet’s directors.

The foregoing summary description of the amendments to Euronet’s bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amendments, which are filed as an exhibit hereto and incorporated herein by reference.

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Item 7.    Financial Statement and Exhibits.

(c)	Exhibits.

3.1	Amendment No. 2 to the Bylaws of Euronet.

4.1	Rights Agreement, dated as of March 21, 2003, between Euronet and EquiServe Trust Company, N.A., as Rights Agent.

99.1	Press Release, dated March 21, 2003, announcing the adoption of the Rights Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONET WORLDWIDE, INC.

March 21, 2003	By:	/s/ JEFFREY B. NEWMAN
	Name:	Jeffrey B. Newman
	Title:	Executive Vice President & General Counsel

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EXHIBIT INDEX

3.1	Amendment No. 2 to the Bylaws of Euronet.

4.1	Rights Agreement, dated as of March 21, 2003, between Euronet and EquiServe Trust Company, N.A., as Rights Agent.

99.1	Press Release, dated March 21, 2003, announcing the adoption of the Rights Agreement.

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